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                                                             Exhibit 10(iii)A(5)

                                   Schedule 1

                                    THE PLANS


The following Company plans and agreements (collectively referred to as the "Plans") are subject to this Trust:

          1. Executives' Deferred  Compensation Plan

          2. Supplemental Retirement Plan for Executives

          3. Supplemental Pension Plan

          4. Senior Management Benefit Plan

          5. Supplemental Deferred Savings Plan

          6. 1984 Special Deferred Supplemental Bonus Plans for:

               (i)    Maziar
               (ii)   McClung

          7. 1987 Special Deferred Supplemental Bonus Plans for:

               (i)    Maziar
               (ii)   McClung

          8. Severance Protection Agreements with:

               (i) Balloun (ii) Levy (iii) Hattox (iv) Searle (v) McClung (vi) Sawyer (vii) Maziar (viii) Joel (ix) Zook